Debt (Notes)	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt

A summary of debt follows (in thousands):

	December 31,
	2013	2012
Revolving loans, due 2017	$—	$—
Senior term loan, due 2017	398,438	419,688
7.75% senior subordinated notes, due 2020	400,000	550,000
3.75% convertible senior subordinated notes, due 2025	132,408	318,054
4.00% junior subordinated convertible debentures, due 2033	307,153	345,000
3.25% convertible senior debentures, due 2035	427,500	427,500
3.75% convertible senior subordinated notes, due 2042	390,000	390,000
3.50% convertible senior subordinated notes, due 2044	424,250	—
Capitalized lease and other debt obligations	20,685	23,685
Subtotal	2,500,434	2,473,927
Add interest rate swap agreements	18,671	46,090
(Subtract) unamortized debt discount	(573,082)	(462,274)
(Subtract) current portion of debt	(527,204)	(27,713)
Total long-term debt, net	$1,418,819	$2,030,030

The following is a schedule of required debt payments, excluding the unamortized debt discount, due during each of the next five years and thereafter, as of December 31, 2013 (in thousands):

Year ended
December 31,
2014	$858,431
2015	27,097
2016	25,805
2017	337,153
2018	198
Later years	1,251,750
Total debt payments	$2,500,434

Total cash interest payments made for the years ended December 31, 2013, 2012 and 2011 were $87.6 million, $90.9 million and $111.1 million excluding early redemption and tender premium payments.  As of December 31, 2013, the Company had approximately $14 million outstanding relating to standby letters of credit, substantially all of which are subject to automatic annual renewals.

Senior Credit Agreement
Revolving Loans and Term Loans
During 2012, the Company amended and extended its existing senior unsecured credit agreement (as amended and restated, the "Credit Facility"). The Credit Facility consists of a $300 million five-year senior unsecured revolving credit facility (the "Revolving Credit Facility") and a $425 million, five-year senior unsecured term loan facility (the "Term Loan"). The amendment, among other things, provided for (i) an extension of the maturity date of the Credit Facility to September 28, 2017 and (ii) a reduction in pricing. The Credit Facility is guaranteed by the subsidiaries of the Company, subject to certain exceptions. The interest rate applicable to the Credit Facility is, at the Company's option, a floating base rate plus an applicable margin or the London interbank offered rate ("LIBOR") plus an applicable margin. Initially, the applicable margins were set to 0.75% with respect to the floating base rate loans and 1.75% with respect to the LIBOR loans. The applicable margins for the Credit Facility may increase or decrease based on the Company's consolidated total leverage ratio as specified in the Credit Facility. The interest rate on the Term Loan was 1.92% at December 31, 2013. In connection with the amendment and restatement, the Company recorded $2.0 million in new deferred debt issuance costs. Total debt issuance costs associated with the Credit Facility are $6 million, of which $1.2 million and $0.3 million were amortized to interest expense in the year ended December 31, 2013 and 2012, respectively.

The Credit Facility contains certain financial covenants requiring maintenance of certain interest coverage and leverage ratios, and customary affirmative and negative covenants including without limitation, a restriction on the payment of dividends.

At December 31, 2013, there was no outstanding balance under the Revolving Credit Facility and $398.4 million in loans outstanding under the Term Loan.

In connection with entering into the Credit Facility, the Company’s existing $750 million senior unsecured credit agreement, dated as of August 24, 2011 (the “Senior Credit Agreement”) was terminated. The Senior Credit Agreement consisted of a $300 million five-year senior unsecured revolving credit facility (the “2011 Revolving Credit Facility”) and a $450 million, five-year senior unsecured term loan facility (the “2011 Term Loan”). There was $433 million outstanding under the 2011 Term Loan at the time of its termination. Existing letters of credit under the Senior Credit Agreement were rolled over into or transferred to the Credit Facility. In connection with the termination of the Senior Credit Agreement, the Company wrote off approximately $8.3 million of deferred debt issuance costs, which was recorded in interest expense in the third quarter of 2012. Approximately $1.1 million of these expenses were amortized to expense in the year ended December 31, 2011.

On August 24, 2011, in connection with entering into the Senior Credit Agreement, the Company’s existing $400 million senior secured revolving credit facility, dated as of May 18, 2010 (the “2010 Revolving Credit Facility”) was terminated. In connection with the termination of the 2010 Revolving Credit Facility, the Company wrote off approximately $2.5 million of deferred debt issuance costs, which was recorded in interest expense in the third quarter of 2011.
Senior Subordinated Notes
In 2011, the Company redeemed all $250 million aggregate principal amount of its outstanding 6.125% Senior Subordinated Notes due 2013 (the "6.125% Notes"). In connection with the redemption of the 6.125% Notes, the Company incurred debt redemption costs of approximately $1.6 million, which were recorded in interest expense for the year ended December 31, 2011. Approximately $0.2 million of deferred debt issuance costs was amortized to expense in year ended December 31, 2011.

In connection with terminating the swap agreement related to the 6.125% Notes in 2010, the counterparties paid the Company approximately $2.6 million, which was amortized as a reduction to interest expense over the remaining term of the 6.125% Notes until the redemption was completed in 2011.
Senior Subordinated Notes
In 2011, the Company redeemed all $525 million aggregate principal amount of its outstanding 6.875% Senior Subordinated Notes (the "6.875% Notes"). In connection with the redemption of the 6.875% Notes, the Company incurred debt redemption costs of approximately $22 million, primarily in the third quarter of 2011, consisting of a $18 million call premium and net write-off of approximately $4 million of deferred debt issuance costs, which were recorded in interest expense for the year ended December 31, 2011. Prior to the redemption, in the second quarter of 2011, the swap agreement related to the 6.875% Notes was terminated, and the Company began paying interest at the 6.875% stated rate effective May 11, 2011 until the redemption was completed later in 2011.
Senior Subordinated Notes
As of December 31, 2013, the Company had $400 million aggregate principal outstanding of its 2020 Notes. On May 18, 2010, Omnicare completed its initial offering of $400 million aggregate principal amount of the 2020 Notes (the “Initial Offering”) and on September 20, 2011, the Company completed its offering of an additional $150 million aggregate principal amount of its 2020 Notes (the "Second Offering").  The 2020 Notes contain certain restrictive covenants and events of default customary for such instruments, including without limitation, restrictions on the payment of dividends, incurrence of additional debt and other restrictions contained in the indenture governing the 2020 Notes.  The 2020 Notes are guaranteed by substantially all of the Company’s subsidiaries, subject to certain exceptions.

On August 23, 2013, Omnicare entered into separate, privately negotiated exchange agreements to repurchase approximately $150 million in aggregate principal amount of its 2020 Notes. The Company recognized a net loss on the repurchase transactions of approximately $19.3 million in the third quarter of 2013 which was reflected in "Other Charges" on the Consolidated Statement of Comprehensive Income (Loss).

In connection with the issuance of the 2020 Notes, the Company deferred approximately $12.6 million in debt issuance costs, of which approximately $1.2 million, $1.2 million and $1.1 million was amortized to expense in the years ended December 31, 2013, 2012 and 2011, respectively. In connection with the 2013 repurchase, the Company wrote off $2.3 million of deferred debt issuance costs, which was recorded in interest expense in the third quarter of December 31, 2013.

In connection with the Initial Offering, the Company entered into an interest rate swap agreement (the "Initial Swap Agreement") and in connection with its offering of the Second Offering, the Company entered into two swap agreements (the “Additional Swap Agreements”) (collectively the "7.75% Swap Agreements"), which are designed to effectively lower the Company's cost, but subject the Company to variable interest rate risk.  Under the Initial Swap Agreement, the Company receives a fixed rate of 7.75% and pays a floating rate based on LIBOR with an interest period of six months, plus a spread of 3.87%.  Under the Additional Swap Agreements the Company received a fixed rate of 7.75% and paid a floating rate based on LIBOR with an interest period of six months, plus a weighted average spread of 5.32%. The floating rates for the 7.75% Swap Agreements are determined semi-annually, in arrears, two London Banking Days prior to the first of each of December and June.  The Company records interest expense on the 2020 Notes at the floating rates. In connection with the repurchase of a portion of the 2020 Notes in 2013, the Company terminated the Additional Swap Agreements. Upon termination, the Company recognized a $5.4 million loss which which was reflected in "Other Charges" on the Consolidated Statement of Comprehensive Income (Loss) in the third quarter of 2013.  The floating interest rate on the remaining Swap Agreement was 4.22% at December 31, 2013.

The 7.75% Swap Agreements, which match the terms of the 2020 Notes, are designated and accounted for as fair value hedges.  Accordingly, changes in the fair value of the 7.75% Swap Agreements are offset by changes in the recorded carrying value of the related 2020 Notes.  The fair value of the 7.75% Swap Agreements, of approximately $19 million and $46 million at December 31, 2013 and 2012, respectively, are recorded in “Other noncurrent assets” or “Other noncurrent liabilities” on the Consolidated Balance Sheets, as applicable, and as an adjustment to the book carrying value of the related 2020 Notes.
Convertible Senior Subordinated Notes due 2025
As of December 31, 2013, Omnicare had outstanding $132.4 million aggregate principal amount of 2025 Notes.  The 2025 Notes bear interest at a rate of 3.75% per year, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2011. As of December 31, 2013, the adjusted conversion rate is 36.8808 shares of common stock per $1,000 principal amount of 2025 Notes (equivalent to an adjusted conversion price of approximately $27.11 per share), subject to adjustment in certain circumstances. The holders may convert their 2025 Notes, prior to December 15, 2023, on any date during any calendar quarter beginning after March 31, 2011 (and only during such calendar quarter) if the closing sale price of the Company's common stock was more than 130% of the then current conversion price for at least 20 trading days in the period of the 30 consecutive trading days ending on, and including, the last trading day of the previous quarter, or at any time on or after December 15, 2023 or under certain other specified circumstances. Upon conversion, the Company will pay cash and shares of its common stock, if any, based on a daily conversion value calculated on a proportionate basis for each day of the 25 trading-day cash settlement averaging period. The 2025 Notes are guaranteed by substantially all of the the Company’s subsidiaries, subject to certain exceptions.

On August 23, 2013, Omnicare entered into separate, privately negotiated exchange agreements under which the Company retired $180.5 million in aggregate principal amount of outstanding 2025 Notes in exchange for its issuance of $424.3 million in aggregate principal amount of 2044 Notes. Additionally, on August 23, 2013, the Company entered into separate, privately negotiated purchase agreements to repurchase approximately $5.15 million in aggregate principal amount of its outstanding 2025 Notes. In connection with these refinancing activities, the Company recognized a net loss of approximately $26.2 million in the third quarter of 2013, which was reflected in "Other charges" on the Consolidated Statements of Comprehensive Income (Loss).

On April 3, 2012, Omnicare entered into separate, privately negotiated exchange agreements under which the Company retired $256.9 million in aggregate principal amount of outstanding 2025 Notes in exchange for its issuance of $390 million in aggregate principal amount of new 3.75% Convertible Senior Subordinated Notes due 2042 (the "2042 Notes"). The Company recognized a non-cash loss on the debt exchange of approximately $33.3 million in the second quarter of 2012, which was reflected in "Other charges" on the Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2013, the 2025 Notes were convertible based on the price of the Company's common stock over the applicable measuring period (the conversion threshold was $35.24) and, accordingly, the 2025 Notes have been classified as current debt, net of unamortized discount, on the December 31, 2013 Consolidated Balance Sheet. Accordingly, since the terms of the 2025 Notes require the principal to be settled in cash, the Company reclassified from equity the portion of the 2025 Notes attributable to the conversion feature which had not yet been accreted to its face value. As of December 31, 2012, the conversion threshold had not been met and, accordingly, the 2025 Notes were classified as long-term debt.

In connection with the issuance of the 2025 Notes, the Company deferred approximately $9.4 million in debt issuance costs, of which approximately $0.3 million, $0.4 million and $0.6 million were amortized to expense for the years ended December 31, 2013, 2012 and 2011, respectively. Additionally, interest expense for the years ended December 31, 2013 and 2012 includes approximately $2.4 million and $3.8 million, respectively, of deferred debt issuance costs written off in connection with the Company's refinancing activities.

3.75% Convertible Senior Subordinated Notes due 2042
As of December 31, 2013, the Company had $390.0 million aggregate principal outstanding of the 2042 Notes. The 2042 Notes mature in April 2042 and bear interest at a rate of 3.75% per year, payable semiannually in arrears in April and October. Commencing with the interest period beginning April 1, 2019, the 2042 Notes will also pay contingent interest under certain circumstances based on their then current trading price. As of December 31, 2013, the 2042 Notes are convertible, upon certain circumstances, into cash and, if applicable, shares of Omnicare common stock. The 2042 Notes have an adjusted conversion rate of 24.3607 shares of common stock per $1,000 original principal amount of notes (subject to adjustment in certain events). This is equivalent to an adjusted conversion price of approximately $41.05 per share. The 2042 Notes are guaranteed by substantially all of the Company's subsidiaries, subject to certain exceptions.

Under certain circumstances, the Company has the right to redeem the 2042 Notes on or before April 1, 2016 by paying a coupon make whole amount plus accrued but unpaid interest. After April 1, 2016 the Company may, as its option, redeem the 2042 Notes by paying par plus accrued but unpaid interest. In addition, holders may require the Company to repurchase all or part of their 2042 Notes upon a fundamental change (as defined in the indenture governing the 2042 Notes) at a cash repurchase price equal to par plus accrued but unpaid interest.

In connection with the issuance of the 2042 Notes, the Company also entered into capped call transactions with a counterparty. The capped calls are subject to adjustment or termination upon the occurrence of specified events affecting the Company and are subject to additional disruption events that may give rise to termination. The capped call transactions are intended to reduce potential economic dilution upon conversion of the 2042 Notes.

As of December 31, 2013, the 2042 Notes were convertible based on the price of the Company's common stock over the applicable measuring period (the conversion threshold was $53.37) and, accordingly, the 2042 Notes have been classified as current debt, net of unamortized discount, on the December 31, 2013 Consolidated Balance Sheet. Accordingly, since the terms of the 2042 Notes require the principal to be settled in cash, the Company reclassified from equity the portion of the 2042 Notes attributable to the conversion feature which had not yet been accreted to its face value. As of December 31, 2012, the conversion threshold had not been met and, accordingly, the 2042 Notes were classified as long-term debt.

In connection with the issuance of the 2042 Notes, the Company deferred approximately $3.1 million in debt issuance costs, of which approximately $0.1 million was amortized to expense in each the years ended December 31, 2013 and 2012.
Junior Subordinated Convertible Debentures
During the first quarter of 2005, the Company completed the exchange of $333.8 million aggregate liquidation amount of Series A PIERS of Trust I for an equal amount of Series B PIERS of Trust II (representing 96.7% of the total liquidation amount of the Series A PIERS outstanding) .  The Series B PIERS have substantially similar terms to the Series A PIERS, except that the Series B PIERS have a net share settlement feature.  In connection with the exchange offer, the composition of the Company’s 4.00% Junior Subordinated Convertible Debentures due 2033 underlying the Trust PIERS was impacted.  Additional information regarding the 4.00% Junior Subordinated Convertible Debentures due 2033 underlying the Series A PIERS and the Series B PIERS is summarized below.

Series A 4.00% Junior Subordinated Convertible Debentures

In connection with the offering of the Series A PIERS in the second quarter of 2003, the Company issued a corresponding amount of 4.00% junior subordinated convertible debentures due 2033(the “Series A Debentures”) to Trust I.  Trust I is a wholly-owned finance subsidiary of the Company.  The Company has fully and unconditionally guaranteed the securities of the Trust I.  The Series A PIERS offer fixed cash distributions at a rate of 4.00% per annum payable quarterly, and a fixed conversion price of $40.82 under a contingent conversion feature whereby the holders may convert their Series A PIERS if the closing sales price of Company common stock for a predetermined period, beginning with the quarter ending September 30, 2003, is more than 130% of the then-applicable conversion price or, during a predetermined period, if the daily average of the trading prices for the Series A PIERS is less than 105% of the average of the conversion values for the Series A PIERS through 2028 (98% for any period thereafter through maturity).  The Series A PIERS also will pay contingent interest, commencing with the quarterly distribution period beginning June 15, 2009, if the average trading prices of the Series A PIERS for a predetermined period is 115% or more of the stated liquidation amount of the Series A PIERS.  In this circumstance, the holder of the convertible debenture will receive 0.125 percent of the average trading price during the predetermined period.  Embedded in the Series A PIERS are two derivative instruments, specifically, a contingent interest provision and a contingent conversion parity provision.  The embedded derivatives are periodically valued, and at period end, the values of both derivatives embedded in the Series A PIERS were not material.  However, the values are subject to change, based on market conditions, which could affect the Company’s future results of operations, financial position or cash flows.  Omnicare irrevocably and unconditionally guarantees, on a subordinated basis, certain payments to be made by the Trust I in connection with the Series A PIERS.  Subsequent to the first quarter 2005 exchange offer and 2013 conversions discussed in further detail at the Series B 4.00% Junior Subordinated Convertible Debentures due 2033 caption below, the Company has $10.5 million aggregate liquidation amount of the Series A PIERS and underlying Series A Debentures outstanding as of December 31, 2013.

Series B 4.00% Junior Subordinated Convertible Debentures due 2033

Each Series B PIERS represents an undivided beneficial interest in the assets of the Trust II, which assets consist solely of a corresponding amount of Series B 4.00% Junior Subordinated Convertible Debentures due 2033 (the “Series B Debentures”) issued by the Company to Trust II with a stated maturity of June 15, 2033.  The Company has fully and unconditionally guaranteed the securities of Trust II.

The terms of the Series B PIERS are substantially identical to the terms of the Series A PIERS, except that the Series B PIERS are convertible into cash and, if applicable, shares of Company common stock, whereas the outstanding Series A PIERS are convertible only into Company common stock (except for cash in lieu of fractional shares).

The purpose of the exchange offer was to change the conversion settlement provisions of the Series A PIERS.  By committing to pay up to the stated liquidation amount of the Series B PIERS to be converted in cash upon conversion, the Company is able to account for the Series B PIERS under the treasury stock method.

In the fourth quarter 2013, holders presented $37.1 million and $0.7 million of the Series B and Series A PIERS for conversion, respectively. The Company recognized a non-cash loss on the conversion of the Series A and Series B PIERS of approximately $0.6 million, which was reflected in "Other charges" on the Consolidated Statements of Comprehensive Income (Loss). As of December 31, 2013, the Company had $296.7 million of Series B Debentures outstanding.

As of December 31, 2013, the Series A and Series B 4.00% Debentures were convertible based on the price of the Company's common stock over the applicable measuring period (the conversion threshold was $53.07) and, accordingly, the Series A Debentures and the Series B 4.00% Debentures have been classified as current debt, net of unamortized discount, on the December 31, 2013 Consolidated Balance Sheet. Accordingly, since the terms of the Debentures and the Series B 4.00% Debentures require the principal to be settled in cash, the Company reclassified from equity the portion of the Series A and Series B Debentures attributable to the conversion feature which had not yet been accreted to its face value. As of December 31, 2012, the conversion threshold had not been met and, accordingly, the Series A Debentures and the Series B Debentures were classified as long-term debt.

In addition to the continued accrual of regular cash interest, contingent interest was accrued on the Trust PIERS (and the underlying Series A and Series B Debentures) for the periods from June 15, 2013 to September 14, 2013, September 15, 2013 to December 14, 2013 and December 15, 2013 to March 14, 2014 at a rate of 0.125% of the average trading price of the Trust PIERS for the five trading days ended June 13, 2013, September 12, 2013, and December 12, 2013 respectively. Contingent cash interest of approximately $0.07 per $50 stated liquidation amount of Trust PIERS (and per $50 principal amount of the underlying Series A and Series B Debentures) was paid on September 16, 2013 and contingent cash interest of approximately $0.085 per $50 stated liquidation amount of Trust PIERS (and per $50 principal amount of the underlying Series A and Series B Debentures) was paid on December 16, 2013. Contingent cash interest of approximately $0.0905 per $50 stated liquidation amount of Trust PIERS (and per $50 principal amount of the underlying Series A and Series B Debentures) is expected to be paid on March 17, 2014.

In connection with the issuance of the Series A 4.00% Debentures and the Series B 4.00% Convertible Debentures, the Company deferred $6.1 million in debt issuance costs, of which approximately $0.2 million was amortized to expense in each of the years ended December 31, 2013, 2012 and 2011. Additionally, interest expense for the year ended December 31, 2013 includes approximately $0.5 million of deferred debt issuance costs written off in connection with conversion of the Series A and Series B Debentures.
Convertible Senior Debentures due 2035
As of December 31, 2013, Omnicare had outstanding $428 million aggregate principal amount of 3.25% Convertible Senior Debentures due 2035 (with optional redemption by Omnicare on or after, and optional repurchase right of holders on, December 15, 2015, at par) (the “3.25% Convertible Debentures").  The 3.25% Convertible Debentures have an adjusted conversion price of approximately $77.88 per share under a conversion feature whereby the holders may convert their 3.25% Convertible Debentures, prior to December 15, 2033, on any date during any fiscal quarter beginning after March 31, 2006 (and only during such fiscal quarter) if the closing sales price of the Company’s common stock was more than 130% of the then current conversion price for at least 20 trading days in the period of the 30 consecutive trading days ending on the last trading day of the previous fiscal quarter or during any five consecutive trading days period if, during each of the previous five consecutive trading days, the trading price of the convertible debentures for each day was less than 98 percent of the then current conversion price.  The 3.25% Convertible Debentures bear interest at a rate of 3.25% per year, subject to an upward adjustment on and after December 15, 2015 in certain circumstances, up to a rate not to exceed 1.99 times the original 3.25% interest rate per year.  The 3.25% Convertible Debentures also will accrue contingent interest in cash, beginning with the six-month interest period commencing December 15, 2015, during any six-month period in which the trading price of the 3.25% Convertible Debentures for each of the five trading days ending on the second trading day immediately preceding the first day of the applicable six-month interest period equals or exceeds 120% of the principal amount of the 3.25% Convertible Debentures.  In connection with the issuance of the 3.25% Convertible Debentures, the Company deferred approximately $17.6 million in debt issuance costs, of which approximately $0.7 million, $0.8 million and $1 million were amortized to expense for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 16, 2010, Omnicare repurchased $525 million aggregate principal amount of outstanding 3.25% Convertible Debentures pursuant to a tender offer.  Also, in the second quarter of 2012, the Company purchased an additional $25 million aggregate principal amount of its outstanding 3.25% Convertible Debentures. In connection with the repurchase in 2012, the Company recognized a non-cash loss on the debt extinguishment of $1.8 million which was recorded in "Other Charges" on the Consolidated Statement of Comprehensive Income (Loss).
Favorably impacting operating cash flow was the excess of tax deductible interest expense over book interest expense related to the Company’s Series A and Series B Debentures, 3.25% Convertible Debentures, 2025 Notes, 2042 Notes and 2044 Notes. This resulted in an increase in the Company’s deferred tax liabilities during the year ended December 31, 2013, 2012 and 2011 of $28.7 million, $20.8 million and $10.4 million, respectively ($192.1 million cumulative as of December 31, 2013).  The recorded deferred tax liability could, under certain circumstances, be realized in the future upon conversion or redemption which would serve to reduce operating cash flows.

Information relating to the Company's convertible securities at December 31, 2013 can be found in the following table:

Convertible Debt	Carrying Value of Equity Component (in thousands)	Remaining Amortization Period	Effective Interest Rate
3.75% convertible senior subordinated notes, due 2025	$11,437	12.00	8.250%
4.00% junior subordinated convertible debentures, due 2033	$119,396	19.50	8.010%
3.25% convertible senior debentures, due 2035	$245,433	2.00	7.630%
3.75% convertible senior subordinated notes, due 2042	$167,941	28.25	7.300%
3.50% convertible senior subordinated notes, due 2044	$208,200	30.15	7.700%

The fair value of the Company’s fixed-rate debt facilities, excluding the previously disclosed swap values, is based on quoted market prices (Level II) and is summarized as follows (in thousands):

Fair Value of Financial Instruments

	December 31, 2013		December 31, 2012
Financial Instrument:	Book Value	Market Value	Book Value	Market Value
7.75% senior subordinated notes, due 2020, gross	$400,000	$435,800	$550,000	$614,600
3.75% convertible senior subordinated notes, due 2025
Carrying value	87,310	—	204,608	—
Unamortized debt discount	45,098	—	113,446	—
Principal amount	132,408	306,500	318,054	459,600
4.00% junior subordinated convertible debentures, due 2033
Carrying value	186,136	—	206,266	—
Unamortized debt discount	121,017	—	138,734	—
Principal amount	307,153	455,900	345,000	331,600
3.25% convertible senior debentures, due 2035
Carrying value	393,126	—	377,782	—
Unamortized debt discount	34,374	—	49,718	—
Principal amount	427,500	457,400	427,500	425,400
3.75% convertible senior debentures, due 2042
Carrying value	225,014	—	229,624	—
Unamortized debt discount	164,986	—	160,376	—
Principal amount	390,000	592,800	390,000	397,100
3.50% convertible senior debentures, due 2044
Carrying value	216,643	—	—	—
Unamortized debt discount	207,607	—	—	—
Principal amount	424,250	428,500	—	—